Exhibit 7


                         POWER OF ATTORNEY

       The undersigned director and/or officer of Gala Management Services, Inc. (the "Company"), does hereby constitute and appoint Tomas Herrera as the undersigned's true and lawful attorney-in-fact and agent to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the United States Securities Exchange Act of 1934, as amended, including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company any and all filings with the Securities and Exchange Commission and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.


                                    /s/ Ramon Ricardo Arias
                                    ----------------------------------
                                    (Signature)


                                    Printed Name: RAMON RICARDO ARIAS


                                    Dated and effective as of
                                    December 5, 2006



                         POWER OF ATTORNEY

       The undersigned director and/or officer of GAMASE Insureds Trust (the "Company"), does hereby constitute and appoint Tomas Herrera as the undersigned's true and lawful attorney-in-fact and agent to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the United States Securities Exchange Act of 1934, as amended, including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company any and all filings with the Securities and Exchange Commission and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                    /s/ Ramon Ricardo Arias
                                    ----------------------------------
                                    (Signature)


                                    Printed Name: RAMON RICARDO ARIAS


                                    Dated and effective as of
                                    December 5, 2006

                          POWER OF ATTORNEY

       The undersigned director and/or officer of GAMASE Agents Trust (the "Company"), does hereby constitute and appoint Tomas Herrera as the undersigned's true and lawful attorney-in-fact and agent to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the United States Securities Exchange Act of 1934, as amended, including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company any and all filings with the Securities and Exchange Commission and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                    /s/ Ramon Ricardo Arias
                                    ----------------------------------
                                    (Signature)


                                    Printed Name: RAMON RICARDO ARIAS


                                    Dated and effective as of
                                    December 5, 2006




                          POWER OF ATTORNEY

       The undersigned director and/or officer of Regal Trust (BVI) Ltd. (the "Company"), does hereby constitute and appoint Tomas Herrera as the undersigned's true and lawful attorney-in-fact and agent to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the United States Securities Exchange Act of 1934, as amended, including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company any and all filings with the Securities and Exchange Commission and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                    /s/ Ramon Ricardo Arias
                                    ----------------------------------
                                    (Signature)


                                    Printed Name: RAMON RICARDO ARIAS


                                    Dated and effective as of
                                    December 5, 2006

                       POWER OF ATTORNEY

       The undersigned director and/or officer of CICA Policyholders Trust (the "Company"), does hereby constitute and appoint Tomas Herrera as the undersigned's true and lawful attorney-in-fact and agent to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the United States Securities Exchange Act of 1934, as amended, including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company any and all filings with the Securities and Exchange Commission and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                    /s/ Ramon Ricardo Arias
                                    ----------------------------------
                                    (Signature)


                                    Printed Name: RAMON RICARDO ARIAS


                                    Dated and effective as of
                                    December 5, 2006




                         POWER OF ATTORNEY

       The undersigned director and/or officer of CICA Associates Trust (the "Company"), does hereby constitute and appoint Tomas Herrera as the undersigned's true and lawful attorney-in-fact and agent to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the United States Securities Exchange Act of 1934, as amended, including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company any and all filings with the Securities and Exchange Commission and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                    /s/ Ramon Ricardo Arias
                                    ----------------------------------
                                    (Signature)


                                    Printed Name: RAMON RICARDO ARIAS


                                    Dated and effective as of
                                    December 5, 2006